UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2012

CARPENTER TECHNOLOGY CORPORATION

(Exact Name of Issuer as Specified in Charter)

Delaware	1-5828	23-0458500
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of Principal Executive Offices)		(Zip Code)

(610) 208-2000

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events

Carpenter Technology Corporation announced today that it will change its reportable segments, beginning with its fiscal second quarter results, to align with a new operating model in which its integrated steel mill operations will be managed distinctly from the collection of other differentiated business unit operations. Initially, there will be two reportable segments, Specialty Alloys Operations (“SAO”) and Performance Engineered Products (“PEP”). Once the Company completes its acquisition of Latrobe Specialty Metals, Latrobe will become a third reportable segment. Previously, the Company’s reportable segments consisted of Premium Alloys Operations (PAO), Advanced Metals Operations (AMO) and Emerging Ventures.

The SAO segment will be comprised of Carpenter’s major premium alloy and stainless steel manufacturing operations. This includes operations performed at mills primarily in Reading, Pennsylvania and the surrounding area, South Carolina, and the new premium products manufacturing facility being built in Limestone County, Alabama. The combined assets of the SAO operations will be managed in an integrated manner to optimize efficiency and profitability across the total system.

The PEP segment will be comprised of Carpenter’s differentiated operations. This includes the Dynamet titanium business, the Carpenter Powder Products (CPP) business, and the Amega West business. The businesses in the PEP segment will be managed with an entrepreneurial structure to promote speed and flexibility, and drive overall revenue and profit growth.

The Latrobe segment, effective upon closing the acquisition, will provide initial management focus on successfully integrating the business into Carpenter, and visibility into the business performance of this operation. As this business becomes integrated with Carpenter, its results will likely be reported within the SAO business segment sometime in the future.

In conjunction with the segment reporting changes, Carpenter will also make a few modifications to its supplemental end-use market and product class reporting.

For end-use market reporting, Aerospace end-use market sales will be broadened to incorporate Aerospace and Defense. Industrial and Consumer end-use market sales will be combined as Industrial and Consumer. The Automotive end-use market will be broadened to Transportation to reflect sales in non-automotive markets like marine. All distribution businesses sales will be reported as a separate end-use market called Distribution. The table below reflects the current and revised end-use market breakout.

Current Reported End-Use Markets	Revised Reported End-Use Markets
Aerospace	Aerospace and Defense
Energy	Energy
Medical	Medical
Industrial	Industrial and Consumer
Consumer
Automotive	Transportation
Distribution

For product class reporting, sales of powder metal products will be broken out and a new category of Alloy and Tool Steels will be added. The changes are intended to better segregate growth areas of premium products such as high temperature nickel-based special alloys, titanium products and powder metals, while also reflecting the anticipated product classes and businesses gained through the Latrobe acquisition. The table below reflects the current and revised product class categories

Current Reported Product Class	Revised Reported Product Class
Special Alloys	Special Alloys
Stainless Steel	Stainless Steel
Titanium Products	Titanium Products
Other Materials	Powder Metals
Alloy and Tool Steel
Distribution and Other

The recast historical financial information contained in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K does not represent a restatement of previously issued financial statements and has no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The information contained in Exhibits 99.1, 99.2, 99.3 and 99.4 shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, as amended.

Net Sales Excluding Surcharge Revenues

This report includes discussions of net sales as adjusted to exclude the impact of raw material surcharges, which represents a financial measure that has not been determined in accordance with U.S. GAAP. We present and discuss this financial measure because management believes removing the impact of raw material surcharges from net sales provides a more consistent basis for comparing results of operations from period to period.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended June 30, 2011 and the quarterly reports on Form 10-Q for the quarter ended September 30, 2011, and the exhibits attached to those filings. They include but are not limited to: (1) the improvements in efficiency, profitability, speed and flexibility sought to be achieved through the change in Carpenter’s financial statement reportable segments may not be as significant or rapid as anticipated, and they may not be realized at all; (2) Carpenter may incur operational disruptions in connection with the transition in operational functions that are planned in connection with the change in reportable segments; (3) expectations with respect to the synergies, costs and other anticipated financial impacts of the Latrobe acquisition transaction could differ from actual synergies realized, costs incurred and financial impacts experienced as a result of the transaction; (4) the possibility that the Latrobe acquisition is delayed or does not close, including, without limitation, due to the failure to receive any required regulatory approvals or the failure to satisfy any closing condition, (5) the taking of governmental action (including the passage of legislation) to block the Latrobe acquisition; (6) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, industrial, automotive, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries;(7) the ability of Carpenter to achieve cost savings, productivity improvements or process changes; (8) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (9) domestic and foreign excess manufacturing capacity for certain metals; (10) fluctuations in currency exchange rates; (11) the degree of success of government trade actions; (12) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (13) possible labor disputes or work stoppages; (14) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (15) the ability to successfully acquire and integrate acquisitions, including the Latrobe acquisition; (16) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (17) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (18) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in one facility in Reading, Pennsylvania for which there may be limited alternatives if there are significant equipment failures or catastrophic event; and (19) Carpenter’s future success depends on the continued service and availability of key personnel, including members of our executive management team, management, metallurgists and other skilled personnel and the loss of these key personnel could affect our ability to perform until suitable replacements are found. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Recast segment reporting of financial information for (i.) the three months ended September 30, 2011, (ii.) the three months ended June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 and (iii.) each of the years ended June 30, 2011 and 2010.

99.2	Recast supplemental financial information for sales by reportable segment for (i.) the three months ended September 30, 2011, (ii.) the three months ended June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 and (iii.) each of the years ended June 30, 2011 and 2010.

99.3	Recast supplemental financial information for sales by end-use market for (i.) the three months ended September 30, 2011, (ii.) the three months ended June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 and (iii.) each of the years ended June 30, 2011 and 2010..

99.4	Recast supplemental financial information for sales by product class for (i.) the three months ended September 30, 2011, (ii.) the three months ended June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 and (iii.) each of the years ended June 30, 2011 and 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Carpenter Technology Corporation
(Registrant)

Date: January 12, 2012	/s/ K. Douglas Ralph
K. Douglas Ralph
Senior Vice President
and Chief Financial Officer

(duly authorized officer
and principal financial officer)